29. Revenue	12 Months Ended
Dec. 31, 2019
Net revenue
Revenue
29.Revenue

	2019	2018	2017

Passenger transportation (*)	13,461,470	11,148,292	10,027,414
Cargo transportation	411,054	400,959	354,561
Mileage revenue	446,871	446,448	554,380
Other revenue	113,253	95,681	109,045
Gross revenue	14,432,648	12,091,380	11,045,400

Related tax	(567,944)	(680,026)	(716,366)
Net revenue	13,864,704	11,411,354	10,329,034

 (*) Of the total amount, the total of R$583,242 for the year ended on December 31, 2019 is made up of the revenue from non-attendance of passengers, rescheduling, ticket cancellation (R$479,136 for the year ended December 31, 2018).

Revenue by geographical location is as follows:

	2019	%	2018	%	2017	%

Domestic	11,965,181	86.3	9,729,498	85.3	8,798,002	85.2
International	1,899,523	13.7	1,681,856	14.7	1,531,032	14.8
Net revenue	13,864,704	100.0	11,411,354	100.0	10,329,034	100.0